UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 22, 2017
RAYONIER INC.
COMMISSION FILE NUMBER 1-6780
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
225 Water Street, Suite 1400
Jacksonville, Florida 32202
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RAYONIER INC.

ITEM 8.01.	OTHER EVENTS
On March 17, 2017, Rayonier Inc. (the “Company”) entered into an Underwriting Agreement with Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., acting as representatives of the several underwriters named therein (the “Underwriters”), in connection with the public offering and sale (the “Offering”) of 5,000,000 shares of the Company’s common shares, no par value (the “Common Shares”), at a price to the public of $27.75 per share. As a component of the Offering, the Company granted the Underwriters a 30-day option to purchase up to an additional 750,000 Common Shares to cover over-allotments (the “Option”).
On March 20, 2017, the Underwriters notified the Company of their exercise, in full, of the Option to purchase 750,000 Common Shares from the Company. The Offering, including the exercise of the Option, is closing on March 22, 2017.

The Company is filing herewith the following exhibits to its Registration Statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-203733), in connection with the Offering:

1.	Underwriting Agreement, dated as of March 17, 2017, by and among the Company and Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., acting as representatives of the Underwriters.

2.	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

3.	Opinion of Vinson & Elkins L.L.P.

4.	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).

5.	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following are filed as Exhibits to this Report.

Exhibit No.	Exhibit Description
1.1
Underwriting Agreement, dated as of March 17, 2017, by and among Rayonier Inc. and Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., acting as representatives of the several underwriters named therein.

5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC. (Registrant)

BY:	/s/ MARK MCHUGH
Mark McHugh
Senior Vice President and Chief Financial Officer
March 22, 2017

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION
1.1
Underwriting Agreement, dated as of March 17, 2017, by and among Rayonier Inc. and Morgan Stanley & Co. LLC and Raymond James & Associates, Inc., acting as representatives of the several underwriters named therein.
Filed herewith.
5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.	Filed herewith.
8.1	Opinion of Vinson & Elkins L.L.P.	Filed herewith.
23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).	Filed herewith.
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).	Filed herewith.

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